Presentation to
KBW Community Bank Conference
July 28, 2009

One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Forward-Looking Statements
and Non-GAAP Financial Information

We caution you that this presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including certain plans, expectations, goals, projections, and statements, which are subject to numerous assumptions, risks, and uncertainties.  The use of words such as "anticipates", "estimates", "expects",
“illustrates”, "intends", "plans", and "believes", among others, generally identify forward-looking statements.  However, these words are not the exclusive means of identifying such statements.  Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts.

Actual results could differ materially from those contained or implied by such statements for a variety of factors including: loan deterioration could be worse than expected due to a number of factors such as the underlying value of the collateral could prove less valuable than otherwise assumed and assumed cash flows may be worse than expected; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; the nature, extent, and timing of governmental actions and reforms, including existing and potential future restrictions and limitations imposed in connection with the Troubled Asset Relief Program’s voluntary Capital Purchase
Plan or otherwise under the Emergency Economic Stabilization Act of 2008; and the relative success of anticipated capital actions.

Additional factors that could cause results to differ materially from those described above can be found in TSFG’s 2008 Annual Report on Form 10-K, including in the discussion under "Risk Factors", and documents subsequently filed by TSFG with the Securities and Exchange Commission.

Reference is made to TSFG’s reports filed with the Securities and Exchange Commission for a discussion of factors that may cause such differences to occur. TSFG undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after today’s presentation.

This presentation contains certain non-GAAP measures, such as results excluding the impact of certain nonoperating items. TSFG management uses these non-GAAP, or operating measures, in its analysis of TSFG’s performance. TSFG believes presentations of financial measures excluding the impact of certain items provide useful supplemental information and better reflect its core operating activities. Management uses operating measures, in particular, to analyze on a consistent basis and over a longer period of time, the performance of which it considers to be its core operations.
Operating measures adjust GAAP information to exclude the effects of nonoperating items, such as gains or losses on certain asset sales, early extinguishment of debt, employment contract buyouts, impairment charges, and other nonoperating expenses.

The limitations associated with utilizing operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and different companies might calculate these measures differently. Management compensates for these limitations by providing detailed reconciliations between GAAP and operating measures. These disclosures should not be considered an alternative to GAAP results. A reconciliation of GAAP results and non-GAAP measures is provided in the Quarterly Financial Data Supplement on our web site,
www.thesouthgroup.com, in the Investor Relations section under Quarterly Earnings.

CAROLINA FIRST
MERCANTILE BANK

THE SOUTH | FINANCIAL GROUP

TSFG Overview

$ in billions, as of 6/30/09

NC Branch Offices: 27

SC Branch Offices: 82

FL Branch Offices: 68

1 Total deposits less brokered deposits plus customer sweep accounts

2 Includes $347 million issued to the U.S. Treasury under the Capital Purchase Program (TARP)

3 Mercantile Bank is a division of Carolina First Bank

3

Core segments: Commercial banking,
private banking, and retail banking

New and experienced management team

Demographically attractive footprint

$  1.5

Shareholders’ equity2

$  7.7

Customer deposits and
sweeps1

$  9.3

Loans held for investment

$12.6

Total assets

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

2Q09 Execution of Strategic Actions

Strengthened capital position; raised $85 million in new common equity

Capital Plan well underway to fortify balance sheet with Tier 1 common

Strengthened liquidity – no overnight or TAF borrowings at 6/30/09

Capital/
Liquidity

Reduced residential construction, lot loan, SNC, and indirect auto exposures

Increased loan loss reserve to 3.11% at 6/30/09

Continued recognition of loan and OREO losses (cycle-to-date NCOs $453 million)

Reduced controllable operating expenses

Reduced FTEs to 2,345 at 6/30/09; with add’l 95 3Q09, down 10% since Y/E ‘08

Closed 5 branches/offices, corporate campus for sale, airplane sale, API sale

Defined “who we are,” “how we compete,” and “how we measure success”

Strong management team in place; aligned management goals to strategy

Improved net interest margin to 2.96%, up 13 bps linked-quarter

Period-end core deposit growth, up 5% ($217 million) since Y/E ‘08

Credit

Vision

Balance Sheet
Management

Net Interest
Margin

Noninterest
Expense

Noninterest
Income

Reduced exposure to non-core loan categories by $534 million ($1.9 billion)

Reduced total assets by $697 million ($12.6 billion)

New leadership in mortgage drove 4% linked-quarter noninterest income increase; mortgage originations up 68% linked-quarter

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Capital Plan: Update

API completed 7/1/09 ($3.1
million); other sales in process

Expect $15 million

Sale of Ancillary Businesses

Completed in June; automatically
converts to common upon
shareholder approval (expected in
3Q09)

$94.5 million

Privately negotiated Mandatory Convertible
Exchange1

Requires shareholder approval
referenced above

Expect $95.5 million

Public Tender for Mandatory Convertible
Exchange2

Requires shareholder approval
referenced above

Expect $20 - $30
million

Exchange Common for Hybrid Securities2

$75 million completed in June and
$10 million in July (underwriters’
over-allotment)

$85 million gross
proceeds

Common Equity Issuance

Tier 1 Common
Impact

Status/Timing

Description

1

2

3

1   Participants received contingent mandatorily convertible preferred shares that automatically convert, subject to certain limitations, into 24 million shares of common stock upon shareholder approval of common shares issued upon conversion and an increase in authorized shares
(shareholder meeting expected to be held 3Q09)

² Subject to shareholder approval to increase authorized shares

4

5

Additional Capital Actions

Moved $150 million to Carolina First Bank to bolster bank-level capital ratios

Preferred dividend savings of approximately $35 million on mandatory convertible exchanges

Reduction in non-core loans and securities of approximately $700 million during 2Q09; estimated
Tier 1 Common benefit (using SCAP 4% requirement) of more than $20 million

10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
6.09%
6.06%
6.05%
6.05%
6.07%
7.88%
2Q08
3Q08
4Q08
1Q09
2Q09
2Q09 Pro Forma

14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
11.05%
11.18%
12.86%
12.10%
12.36%
12.45%
2Q08
3Q08
4Q08
1Q09
2Q09
2Q09 Pro Forma

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Capital Position

Tangible Common Equity to
Tangible Assets

At Period End

1  Estimated

2  Reflects the issuance of 10 million common shares from underwriters’ over-allotment (net proceeds of $9.45 million), conversion of
Series 2009 preferred into 24 million common shares ($94.5 million), conversion of remaining $95.5 million of Series 2008 Preferred into common, and exchange of $25 million of hybrid capital instruments into common

2

2

Tier 1 Risk-based1

At Period End

Well

Capitalized

minimum

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Liquidity

By Maturity

$4,033

$3,195

$2,015

$1,180

Total wholesale
borrowings

--

  2,057

948

    1,109

Brokered CDs

293

    762

703

      59

FHLB advances

239

125

--

$  --

> 1 year

    239

    125

    12

  $ --

Total

--

1,011

2,729

$  --

Unused

Secured
capacity

   --

Repurchase
agreements

   12

$ --

1 year or
less

Other

Fed Reserve and
T,T&L

Fed funds purchased

As of June 30, 2009, $ in millions

$3.9 billion

at 3/31/09

Strong parent company
liquidity position

Parent company cash of
$105 million at 6/30/09

No debt maturities until
2033

Cash sufficient to satisfy
dividend requirements
through early 2012
subject to further
subsidiary bank capital
support as needed

Parent Company Liquidity

Wholesale Borrowings

Lengthening maturities

No overnight or TAF borrowings at June 30, 2009

Excludes $150 million in excess cash at Federal Reserve at June 30, 2009

$250
$200
$150
$100
$50
$-
$74
$104
$195
$209
$209
2Q08
3Q08
4Q08
1Q09
2Q09

$30
$20
$10
$-
$22
$16
$4
$12
$25
2Q08
3Q08
4Q08
1Q09
2Q09

One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Asset Quality Overview

6/30/09 NPAs of $560.7 million, a $47.8
million increase linked-quarter

Commercial NALs:

Declined approximately $50
million in FL

Increased by $98 million in SC
and NC as expected

Lot loans and consumer NALs
declined for the 2nd quarter in a row

OREO up by $20 million

2Q09 NCOs $120.6 million, or 4.91% of
average loans annualized

2Q09 proceeds from problem loan
sales of $25 million (vs. $12 million
for 1Q09)

2Q09 provision of $131.3 million; loan
loss reserve increased to 3.11% at
6/30/09

Proactive revaluation of OREO carrying
values to reflect market declines

Gross Nonaccrual Loan Inflows

$ in millions

Proceeds from Problem Loan Sales

$ in millions

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

New Strategic Vision: Driving Culture Change

             “To be the relationship bank of choicein
the marketswe serve, distinguished by
knowledgeable and trusted professionals
workingtogetherto make a differencefor
our customers, shareholders, team
members, and communities ”

Beliefs

Behaviors

Results

Achieve financial
objectives via
Relationship Bank
delivery strategy

Deposit campaign focused
on converting single
service CD customers

Changed incentives to
reward market level
deposit growth

Created relationship
pricing tool for CDs

2009 YTD core deposit
growth of 5.2%1

Clarity of strategy
measurement up by
16%2

1 Core deposits equal total deposits less both brokered deposits and time deposits

2 Based on interview and survey responses for April/May 2009 vs. November 2008

21%
79%

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Focus on Core Customer/Businesses

Segregated loan portfolio
into core vs. non-core
loans based on ability to
build a banking
relationship

Completed as of
12/31/08

Focus on growing
relationship including
“core” deposits

Management incentives
address core/non-core
separately

Accelerated non-core
reduction with 2Q09
indirect loan sale ($230
million) and liquidation of
Shared National Credits
($90 million)

Non-Core Loans:

Core Loans:

2Q09 YTD:
2% Decline
(-$121 million)

Continue to grow
in low single
digits for
2009/2010

Higher spreads

2Q09 YTD:
28% Decline
(-$765 million)

Anticipated
reductions of $200
million per qtr for
remainder of 2009

Lower spreads

Funded with Core
Deposits

Funded with Wholesale
Borrowings

CORE LOANS,

$7.4 billion1

Relationship:

Commercial

Middle Market

Private Banking

Retail Banking

Small Business

NON-CORE LOANS,

$1.9 billion1

Non-Relationship:

Indirect Autos

Lot Loans

Shared National
Credits

Residential
Construction

1 As of June 30, 2009

$6.0
$4.0
$2.0
$-
$4.5
$4.1
$4.1
$4.3
$4.4
2Q08
3Q08
4Q08
1Q09
2Q09

8%
6%
4%
2%
0%
-2%
Benchmark²
Loan Yield
Spread

TSFG
Peer Median
4%
3%
2%
1%
0%
2Q08
3Q08
4Q08
1Q09
2Q09

THE SOUTH | FINANCIAL GROUP

Net Interest Margin Opportunities

Net Interest Margin (FTE) Upside

3.30

3.08

3.17

2.97

3.07

2.83

3.40

3.24

SE Peers3

2.96

TSFG

Repricing Opportunity – Customer CDs

Improving Loan Pricing Spreads - New Loans

-0.78

+1.14

Continued Growth in Core Deposits1

$ in billions

1 Core deposits equal total deposits less both brokered deposits and time deposits

2 Benchmark reflects prime for floating rate and prime plus 150 basis points for fixed rate

3 Peers include BBT, CNB, FCNCA, FHN, RF, STI, SNV, TRMK, UCBI and WTNY

-0.54

+2.4

+2.8

+1.8

-10.5

-1.3

% LQ
Growth

2.28%

236

1Q10

3.54%

904

Beyond 1Q10

3.15%

660

4Q09

3.37%

1,171

3Q09

Avg.
Yield

%

Balance
$

Maturing in

Jan-08

Dec-08

Jun-09

Jun-08

+0.64

$120
$100
$80
$60
$40
$20
$-
4.7
80.0
8.3
81.4
8.0
84.1
11.5
78.1
36.1
76.7
2Q08
3Q08
4Q08
1Q09
2Q09

One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

- $6.0

Staff reductions; 95 FTE
reductions in 3Q09, including 23
FTEs associated with API

With 3Q09 reductions,
down 10% since Y/E 2008
and below Y/E 2004 level

No merit pay increases

Project NOW efficiencies

Took additional actions to
reduce cost base:

Market corporate campus
for sale

Closed 3 branch/2 other
office locations 2Q09

Sale of corporate airplane

Sale of API

Credit-related costs2   and FDIC insurance

Noninterest Expense Control

1   Excludes non-operating items. Total noninterest expenses were $87.6 million for 2Q08, $94.2 million for 3Q08, $342.1 million for 4Q08, $90.2 million
for 1Q09, and $136.2 million for 2Q09.   See slide 17 in the Appendix for reconciliations of GAAP to non-GAAP measures.

2   Credit–related costs include loan and foreclosed asset expense, loss on nonmortgage loans held for sale, and gain/loss on OREO.

$112.8

$84.7

$89.7

$92.1

$ in millions

Operating Noninterest Expenses1

$89.6

+$1.4

2,250

Pro Forma with Eliminations Effective 3Q09

2,572

2,535

2,505

2,430

2,345

# Employees (FTEs):

+$2.7

- $1.4

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Operating Noninterest Income

0.2

0.8

      1.8

    1.2

    2.0

Mortgage banking income

$ Change

   $1.0

0.4

--

0.1

0.2

(1.1)

    $0.6

2Q09 vs.
1Q09

(0.1)

      0.8

    0.6

    0.8

Merchant processing income, net

  $27.7

   2.7

1.1

    2.6

    5.5

$13.0

2Q09

0.9

0.2

1.1

Gain/(loss) on certain derivative
activities

(0.3)

     2.9

    2.5

Bank-owned life insurance

(1.6)

      7.1

    6.6

Wealth management income

(0.3)

3.0

   2.3

Other

  $(2.6)

   $30.3

  $26.7

   Operating noninterest income1

   $(1.4)

2Q09 vs.
2Q08

  $14.4

2Q08

$12.4

1Q09

Customer fee income

$ in millions

Mortgage banking income drove the increase for 2Q09; benefited from recent mortgage leadership changes and higher mortgage loan originations (up 68% linked-quarter)

Customer fee, wealth management, and mortgage banking income comprise approximately 75%
of operating noninterest income

1   Excludes non-operating items.  Total noninterest income was $32.3 million for 2Q09, $23.7 million for 1Q09, and $32.2 million for 2Q08.  See slide 16 for non-operating items.  Reconciliations of GAAP to non-GAAP measures are provided on page 15 of the Quarterly Financial Data Supplement for 2Q09 available in the Investor Relations section of TSFG’s web site, www.thesouthgroup.com.

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

TSFG Investment Message

Strategic footprint with long-term growth potential

New and experienced management team with mandate to
create performance culture

New focus on core franchise and post-cycle opportunities

Proactive and realistic approach to credit risk management
processes

Strong capital position enhanced by announced capital plan

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

2Q09 Non-Operating Items

0.1

         0.1

        3.0

(Gain) loss on early extinguishment of debt

(2.3)

--

(0.8)

Employment contracts and severance

--

--

(2.5)

Goodwill impairment

--

--

(5.7)

FDIC special assessment

--

--

(17.4)

Impairment of long-lived assets

Non-operating noninterest expenses:

Non-operating noninterest income:

$(1.10)

$(90.8)

$(124.1)

--

(0.7)

(3.0)

$(120.5)

1Q09

--

--

Loss on repurchase of auction rate securities

$(0.23)

$(16.8)

$(19.0)

(0.7)

1.9

$(17.9)

2Q08

$(111.5)

Net loss (GAAP) available to common shareholders

$(149.3)

Pre-tax loss (GAAP)

$(130.5)

Pre-tax operating loss

--

Branch acquisition and conversion costs

$(1.23)

Per diluted share

4.6

2Q09

Gain (loss) on securities

Reconciliations of GAAP to non-GAAP measures are provided on page 15 of the Quarterly Financial Data Supplement for 1Q09 available in the Investor Relations section of TSFG’s web site, www.thesouthgroup.com.

$ in millions, except per share data

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Reconciliations of GAAP to Non-GAAP Measures

$90.2

0.7

--

--

(0.1)

--

--

--

--

$89.6

1Q09

$87.6

--

--

0.7

(0.1)

2.3

--

--

--

$84.7

2Q08

$94.2

--

--

--

(0.1)

4.6

--

--

--

$89.7

3Q08

$342.1

--

1.1

--

1.7

9.6

237.6

--

--

$92.1

4Q08

$136.2

--

--

--

(3.0)

0.8

2.5

5.7

17.4

$112.8

2Q09

(Gain) loss on early extinguishment of debt

FDIC special assessment

Impairment of long-lived assets

Branch acquisition and conversion cost

Loss on derivative collateral

Employment contracts and severance

Goodwill impairment

Loss on repurchase of auction rate securities

Noninterest Expense:

      Total noninterest expense

Operating noninterest expense

$ in millions

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Capital Position

7.43%

5.31%

5.64%

Tier 1 common to risk-weighted
assets

11.93%

9.81%

9.30%

TCE plus reserves to risk-
weighted assets

8.79%

11.75%

10.10%

10.55%

13.53%

12.10%

6.05%

3/31/09
Actual

10.37%

13.74%

12.45%

7.88%

6/30/09

Pro Forma2

5%

10%

6%

5%

10%

6%

Well
Capitalized
Minimum

9.17%

12.55%

11.01%

10.30%

13.65%

12.36%

6.07%

6/30/09
Actual1

Total risk-based

Leverage

CAROLINA FIRST BANK

Tier 1 risk-based

Total risk-based

Leverage

Tier 1 risk-based

Tangible common equity (TCE) to
tangible assets

THE SOUTH FINANCIAL GROUP

$ in millions

1  Estimated

2  Reflects the issuance of 10 million common shares from underwriters’ over-allotment (net proceeds of $9.45 million), conversion of
Series 2009 preferred into 24 million common shares ($94.5 million), conversion of remaining $95.5 million of Series 2008 Preferred into common, and exchange of $25 million of hybrid capital instruments into common

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Loan and Credit Quality Composition

2.22%

$76.1

3.43%

$349

$10,192

     12/31/08

1.16%

1.99%

1.86%

1.28%

4.64%

2.01%

3.54%

2.71%

4.68%

0.88%

0.91%

1.37%

30-Day
Past
Due %

$229.7

2.2

37.5

7.7

8.0

85.1

16.4

28.6

    5.2

  $39.0

YTD Net
Charge-
Offs

$109.1

4.24%

$423

$9,987

     3/31/09

$75.4

$120.6

0.9

11.2

4.5

3.1

52.5

14.4

15.2

1.8

$17.0

QTD Net
Charge-
Offs

2.31%

$238

$10,300

     9/30/08

4.99%

$465

100%

$9,306

Total Loans HFI

9.68%

  49

   6%

      505

Mortgage1

0.23%

    1

   3%

      286

Indirect – sales finance

0.61%

    5

   9%

      811

Home equity

0.09%

16.55%

6.95%

3.64%

1.84%

3.15%

NAL %
of  O/S
Balance

78

23%

2,135

Completed income
property

40

6%

585

Commercial
development

      87

1,153

   1,315

$ 2,429

O/S
Balance

    1%

12%

  14%

  26%

% of
O/S
Balance

     --

Other1

    24

Owner-occupied CRE

  $77

C&I

191

Residential construction

Nonaccrual
Loans HFI

As of June 30, 2009, $ in millions

HFI = Held for Investment; 30-day past due % of outstanding balance excludes nonaccrual loans. Commercial Development includes Commercial A&D and Commercial Construction.  Residential Construction includes Residential A&D, Residential Construction, Residential Condo, and Undeveloped Land.

1 Mortgage includes Consumer Lot Loans of $178 million.  Other includes Direct Retail and Unsecured Lines.

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Credit Quality Trends - Commercial

4.99%

$32.6

14.65%

$181

$1,235

1Q09

4.93%

$24.5

11.24%

$142

$1,263

4Q08

1.50%

$1.9

8.17%

$49

$606

1Q09

1.45%

$2.6

4.85%

$29

$608

4Q08

1.32%

$13.4

3.24%

$72

$2,202

1Q09

1.32%

$10.3

2.67%

$59

$2,203

4Q08

0.69%

$3.4

1.50%

$19

$1,285

1Q09

1.19%

$1.8

1.17%

$15

$1,271

4Q08

1.23%

$22.1

1.58%

$42

$2,646

1Q09

1.01%

$17.6

1.32%

$36

$2,723

4Q08

2Q09

2Q09

2Q09

2Q09

2Q09

16.55%

6.95%

3.64%

1.84%

3.15%

NAL % of
O/S
Balance

  $52.5

    $14.4

    $15.2

    $1.8

  $17.0

QTD Net
Charge-offs

2.71%

4.68%

0.88%

0.91%

1.37%

30-day past
due %

    $78

   $2,135

Completed income

     $40

     $585

Commercial development

   $1,153

   $1,315

$ 2,429

Outstanding
Balance

      $24

Owner-occupied CRE

  $77

C&I

  $191

Residential construction

Nonaccrual
Loans HFI

$ in millions

HFI = Held for Investment; 30-day past due % of outstanding balance excludes nonaccrual loans.

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Credit Quality Trends - Consumer

1.28%

    $0.9

0.09%

     $ --

      $87

2Q09

Other2

1.50%

$1.4

0.16%

$ --

$91

1Q09

7.44%

$26.3

9.90%

$53

$535

1Q09

9.46%

$11.7

10.17%

$59

$580

4Q08

0.90%

$3.2

0.77%

$6

$813

1Q09

1.42%

$2.4

1.01%

$8

$813

4Q08

1.62%

$4.8

0.09%

$1

$574

1Q09

2.21%

$5.0

0.11%

$1

$636

4Q08

4Q08

2Q09

2Q09

2Q09

4.64%

    $11.2

9.68%

    $49

      $505

Mortgage2

3.54%

    $3.1

0.23%

      $1

      $286

Indirect–sales finance1

2.01%

    $4.5

0.61%

      $5

      $811

Home equity

0.26%

NAL % of
O/S
Balance

$0.4

QTD Net
Charge-offs

3.04%

30-day
past due %

$95

Outstanding
Balance

$ --

Nonaccrual
Loans HFI

$ in millions

HFI = Held for Investment; 30-day past due % of outstanding balance excludes nonaccrual loans.

1   Sold approximately $230 million in June 2009

2   Mortgage includes Consumer Lot Loans.  Other includes Direct Retail and Unsecured Lines.

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Residential Construction by Geography

$85.1

$13.0

$10.4

$61.7

4.1

7.6

17.3

$32.7

YTD Net
Charge-
Offs

4.99%

$32.6

14.65%

$181

$1,235

     3/31/09

4.93%

$24.5

11.24%

$142

$1,263

     12/31/08

1.33%

$9.6

18.76%

$82

38%

$437

Total SC, 6/30/09

4.19%

$3.4

6.20%

$28

37%

$450

     3/31/09

3.09%

$6.7

8.20%

$21

21%

$264

     3/31/09

3.49%

$39.2

19.17%

$90

41%

$472

Total FL, 6/30/09

6.63%

$22.5

25.20%

$132

42%

$521

     3/31/09

2.71%

$52.5

16.55%

$191

100%

$1,153

Overall Total,
6/30/09

1.76%

$44.6

9.03%

$127

$1,410

     9/30/08

3.67%

$3.7

7.57%

$19

21%

$244

Total NC, 6/30/09

22.87%

30.71%

9.92%

22.24%

NAL %
of  O/S
Balance

4.1

4.3

9.4

$21.4

QTD Net
Charge-
offs

1.22%

5.38%

3.31%

4.09%

30-day

past due
%

15

13%

153

FL residential A&D

14

4%

44

FL residential
construction

78

$197

O/S

Balance

7%

17%

% of
Resid.
Constr.

18

FL residential condo

$44

FL undeveloped land

FL Residential Construction:

Nonaccrual
Loans HFI

As of June 30, 2009, $ in millions

30-day past due % of outstanding balance excludes nonaccrual loans; see slide 28 for detail for NC and SC

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Residential Construction by Geography

$3.4

$9.6

4.4

1.0

4.2

$ --

$6.7

$3.7

--

1.1

2.0

$0.6

QTD Net
Charge-
offs

SC Residential Construction:

0.08%

5.9

48.27%

42

7%

87

SC residential condo

0.83%

1.2

11.26%

  8

7%

76

SC residential
construction

1.00%

5.9

18.75%

30

14%

157

SC residential A&D

3.02%

$ --

1.60%

$2

10%

$117

SC undeveloped land

1.33%

$13.0

18.76%

$82

38%

$437

Total SC, 6/30/09

4.19%

6.20%

$28

37%

$450

     3/31/09

3.67%

$10.4

7.57%

$19

21%

$244

Total NC, 6/30/09

3.09%

8.20%

$21

21%

$264

     3/31/09

1.87%

16.16%

8.83%

1.88%

NAL %
of  O/S
Balance

--

3.7

6.0

$0.7

YTD Net
Charge-
offs

2.78%

-- %

5.12%

1.43%

30-day

past due
%

14

13%

153

NC residential A&D

  4

2%

23

NC residential
construction

11

$57

O/S

Balance

1%

5%

% of
Resid.
Constr.

--

NC residential condo

$  1

NC undeveloped land

NC Residential Construction:

Nonaccrual
Loans HFI

As of June 30, 2009, $ in millions

30-day past due % of outstanding balance excludes nonaccrual loans.

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Commercial Nonaccruals – Net Balance

$410

  191

40

    78

      24

  $77

6/30/09
Nonaccrual
Loan
Balance

$340

  164

     36

    66

      21

  $53

Net
Balance
Less
Specific
Reserve

62%

$70

$139

$549

Total Commercial

63%

63%

64%

68%

54%

Net
Balance
as % of
Unpaid
Principal

    12

    25

102

Completed income
property

     5

     16

     57

Commercial
development

  261

      30

  $98

Unpaid
Principal1

  70

      6

  $22

Cumulative
Net
Charge-
offs2

  27

Residential
construction

      3

Owner-occupied
CRE

  $23

C&I

6/30/09
Specific
Reserve3

$ in millions

-

=

-

=

Note: Numbers may not add due to rounding.

1   Outstanding balance at default

2   Typically charge-down at nonaccrual to approximately 80% of most recent appraised value

3   Additional specific reserves are established as necessary based on estimated disposal costs, estimated holding period and current market and economic conditions; recognized as charge-offs when realized.  However, these amounts do not include the qualitative components within the overall allowance for credit loans.

63% at

3/31/09

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Mortgage Banking Portfolio

NALs decrease of $4 million
linked-quarter; second
consecutive qtr of declines

Decline in Lot Loan charge-
offs as nearing end of
“cleanup” in 4 developments
where originations departed
from product model

Reduced balances in Lot Loans
and Construction Perm by
$209 million (49%) since Y/E
2007

Mortgage restructured loans
of $10.6 million (excluded
from NALs) from working with
borrowers to do loan
modifications

$ in millions

1   SIVA = Stated Income Verified Assets

$    3.5

$  10.2

21.90%

0.00%

2.60%

$  47.4

$  17.1

$  21.8

11.00%

0.16%

5.95%

$198.0

$   5.6

$ 20.9

7.25%

0.51%

8.67%

$289.3

1Q09

$ 12.6

$ 12.8

$  10.0

NAL $

$ 15.2

$ 29.9

$  20.8

NAL $

$   8.3

$ 16.3

$ 18.0

NAL $

$   1.0

20.02%

0.00%

5.22%

$ 64.0

$   8.9

13.20%

1.84%

6.34%

$225.5

$   1.8

5.59%

3.41%

7.90%

$290.7

4Q08

Construction Perm:

$ 78.8

$  38.2

Balance

1.70%

4.07%

30-89 DPD

0.00%

0.00%

90+ DPD

15.98%

26.17%

NAL %

$   2.2

$    1.7

NCO $

Lot Loans:

$249.1

$178.2

Balance

3.84%

4.86%

30-89 DPD

2.34%

0.27%

90+ DPD

6.12%

11.68%

NAL %

$   0.9

$    6.5

NCO $

SIVA1Alt-A:

$   2.0

$   3.1

NCO $

2.94%

6.26%

NAL %

2.21%

2.73%

90+ DPD

1.89%

1.68%

30-89 DPD

$282.3

$288.4

Balance

3Q08

2Q09

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Completed Income Property Portfolio

SC, $795

  37%

FL, $862

40%

NC, $395

  19%

As of June 30, 2009

Well-diversified by property type

Granular exposures, with average loan
size of $0.5 million; weighted average
time to maturity of 37.8 months

Some performance weakening due to
economic conditions

Other, $83

  4%

0.3%

0.4

Office

3.1%

11.2

Other

2.1%

1.4

Medical

1.3%

5.1

Retail

3.6%

2.9%

4.1%

4.6%

6.3%

7.4%

NAL %
of O/S
Balance

$77.7

     Total

8.0

Mixed Use

8.8

Industrial

11.2

Hotel

12.9

Residential 1-4 fam.

$18.7

Multi-Family

NALs

Residential

  $204, 9%

Retail

$398, 19%

Mixed Use

$275, 13%

By Property Type

Total $2,135 million, or 23% of loans

By Geography

Multi-Family

  $251, 12%

Hotel

  $243, 11%

Industrial

  $213, 10%

Office

  $127, 6%

Other

  $357, 17%

Medical

  $67, 3%

Nonaccrual Loans

By Property Type

$ in millions

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Shared National Credits

Plan to reduce non-core SNCs

Exiting deals when restructured

Amendments to reduce
commitments and improve
credit dynamics

In 2Q09, liquidated or entered into
contracts to sell approximately $90
million for a loss of $4.4 million

Lead agent banks based on # of
commitments

Top 3:

          Bank of America, 37%

          Wachovia, 28%

          JPMorgan, 5%

TSFG is not lead agent on any
SNCs

1   Excludes approximately $25 million in loans held for sale at June 30,
2009, subsequently liquidated in July

Committed:

Outstanding:1

SNCs, Period-End

$1,233

982

$251

$722

601

$121

1Q09

$(128)

$1,105

   Total

(128)

854

Non-core

$      --

$251

Core

$(123)

$599

   Total

(121)

480

Non-core

$    (2)

$119

Core

$
Change

2Q09

SNCs Outstanding, $599 million1

By Category

As of June 30, 2009, $ in millions

C&I, $412

  69%

CRE, $187

  31%

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Indirect – Sales Finance Portfolio

As of June 30, 2009, $ in millions

In 5/08, ceased production in Florida

Effective 1/09, offered only through
full relationship dealerships in NC and
SC

In 6/09, sold $230 million of indirect
loans to a third party financial
institution for a small gain

Toyota

  31%

Summary Statistics

69%

71%

66%

New %

31%

29%

34%

Used %

$728

$484

$244

6/08 Balance

68%

32%

659

711

$286

Total

71%

62%

Foreign %

29%

38%

Domestic %

658

661

Current FICO

708

718

Orig FICO

$180

$106

6/09 Balance

FL

NC/SC

30-day Past Dues, By Auto Make (Top 10)

Total $286 million, or 3% of loans

By Auto Make

3.70%

8

Hyundai

4.97%

7

Scion

3.77%

$239

   Top 10

4.12%

8

Jeep

3.96%

12

Nissan

4.46%

19

Dodge

4.34%

19

Ford

3.06%

24

Kia

5.18%

25

Chevrolet

2.98%

29

Honda

3.40%

$88

Toyota

30-day %

O/S$

Honda

  10%

Ford

  7%

Other

  28%

Chevrolet

  9%

Dodge

  7%

Kia

  8%

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Home Equity Lines/Loans Portfolio

SC, $340

  42%

FL, $276

34%

NC, $129

  16%

As of June 30, 2009, $ in millions

Originated by TSFG sales force in-
market; no broker loans

Strong FICO scores

Conservative LTV position and usage
amounts

Not pushed as a growth product

Home Equity Portfolio = HE Line and HE Loan portfolios

Geography based on customer address

Other, $66

  8%

Summary Statistics

  NA

  NA

71%

WAvg Util %1

69%

56%

44%

720

729

$811

Total

66%

70%

Orig WAvg LTV %

17%

65%

2ndLien %

83%

35%

1stLien %

703

724

Current FICO

709

732

Orig FICO

$161

$650

Balance $

Loans

Lines

2008, $117

  14%

2007, $151

  19%

2006, $123

  15%

2004 or before

$277, 34%

2005, $120

15%

By Vintage

Total $811 million, or 9% of loans

By Geography

2009, $23

  3%

1   Includes HE lines with balances greater than zero

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Other Real Estate Owned

OREO, $93.9 million1

By Geography

As of June 30, 2009

2Q09 losses on OREO of $12.9 million

In 2Q09, sold $12.4 million with losses
on sale of $2.7 million

$1.8 million of the losses were on
one residential subdivision valued
and foreclosed 12 months ago

In view of market changes, proactively
revalued OREO older than 12 months
and also changed policy to 70% of
appraised value vs. previous 80%

Resulted in $10.2 million loss in
OREO write-downs during 2Q09

  (12)

   (3)

  (8)

-  OREO sales

OREO Flows

       44

        32

  27

+ Additions

  (10)

  --

  --

-  Write downs

     $94

     $74

   $45

Ending balance

$26

4Q08

     $74

       $45

Beginning balance

2Q09

1Q09

# of Months in OREO

FL, 50%

NC, 30%

SC, 18%

Other, 2%

0-3 mos,

41%

Note:  Numbers may not add due to rounding                                                      1   Based on $ balances in OREO; geography reflects property zip code

3-6 mos,

27%

6-9 mos, 18%

9-12 mos, 6%

>12 mos,

8%

$ in millions

22
20
18
16
14
12
10
8
6
4
2
0
20.3
18.6
18.6
16.7
14.9
13.8
10.5
10.4
9.8
9.5
9.0
8.3
7.5
6.4
Myrtle Beach
Greater South Carolina
Wilmington
Orlando
Lake City
Jacksonville
Charleston
Tampa/St. Pete
Hendersonville
West Palm Beach
Columbia
Asheville
Greenville
Miami/Ft. Lauderdale

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Footprint: Long-term Growth Potential

PROJECTED HOUSEHOLD GROWTH (2008-2013)

Growth estimates deposit weighted by county as of 6/30/08

SOURCE: SNL Financial

5.5

First Horizon

6.3

Trustmark

6.4

Regions

6.5

U.S. Median

6.6

BOK Financial

7.0

Whitney

8.3

BB&T

8.8

Synovus

10.2

South Financial
Group

10.5

Colonial BancGroup

10.5

SunTrust Banks

11.1

Zions Bancorporation

11.8

Cullen/Frost

14.2

United Community
Banks

Household
Growth
(%)

Company Name

NOTE: The regions highlighted are complete MSAs except for Greater South Charlotte, which is York County, SC (Rock Hill), Hendersonville, NC, which is Henderson County, and West Palm Beach, which is Palm Beach County.

1 Deposit weighted by county based on TSFG deposits in each market

SOURCE: SNL Financial

(%)

TSFG Weighted
Average110.2%

U.S.
Median
6.5%

For more information:

INVESTOR RELATIONS
investor@thesouthgroup.com
www.thesouthgroup.com

Current as of 7/23/09